   COMMON STOCK                    COMMON STOCK

   INCORPORATED UNDER THE          THIS CERTIFICATE IS
   LAWS OF THE STATE OF            TRANSFERABLE IN EITHER
   WISCONSIN                       MILWAUKEE, WISCONSIN OR THE
                                   CITY OF NEW YORK

NUMBER                             SEE REVERSE SIDE FOR CERTAIN          SHARES
                                   DEFINITIONS

                                   CUSIP 913238 10 1

                        UNITED WISCONSIN SERVICES, INC.

This Certifies that




is the owner of

FULLY PAID AND NON-ASSESSABLE (EXCEPT AS PROVIDED IN CHAPTER 180 OF THE WISCONSIN STATUTES) SHARES OF THE COMMON STOCK, NO PAR VALUE PER SHARE, OF

UNITED WISCONSIN SERVICES, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE DULY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO THE LAWS OF THE STATE OF WISCONSIN AND TO THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION AND AMENDMENTS THEREOF. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

         WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

                          COUNTERSIGNED AND REGISTERED:
                                 FIRSTAR TRUST COMPANY
                                         (MILWAUKEE)
                                                            TRANSFER AGENT
                                                            AND REGISTRAR
                          BY

Vice President,           AUTHORIZED SIGNATURE      Chairman, President and
General Counsel and                                 Chief Executive Officer
Secretary

         Set forth below is the designation of each class of shares of the Corporation having preferences or special rights in the payment of dividends, in voting, upon liquidation or otherwise.

                     PREFERRED STOCK: No par value per share

         The Corporation's Board of Directors has the authority to fix such preferences or special rights in their discretion.
         The Corporation will furnish on request, in writing and without charge to each shareholder who so requests, information as to the number of shares of each class and series of capital stock of the Corporation authorized and outstanding and a copy of the portions of its Restated Articles of Incorporation containing the designations, preferences, limitations and relative rights of all shares of each class and series thereof. Such request should be sent to the Secretary of the Corporation at its home office, or to the Transfer Agent named on the face of this certificate.
         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT -                Custodian
                     --------------           --------------
                     (Cust)                   (Minor)
                     under Uniform Gifts to Minors

                     Act
                         ------------------------------------
                         (State)

UNIF TRAN MIN ACT-               Custodian
                    --------------           --------------
                    (Cust)                   (Minor)
                    under Uniform Gifts to Minors

                    Act
                         --------------------------------------
                         (State)

    Additional abbreviations may also be used though not in the above list.

                                 TRANSFER FORM

          COMPLETE THIS FORM ONLY WHEN TRANSFERRING TO ANOTHER PERSON

         For value received,          hereby sell, assign and transfer unto
                             --------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                         shares
-------------------------------------------------------------------------
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint attorney
-----------------------------------------------------------------------
to transfer the same on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------


                                            -----------------------------------
                                            NOTICE: THE SIGNATURE TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.